Exhibit 99.1

LETTER OF TRANSMITTAL

AMERICAN RAILCAR INDUSTRIES, INC.

Tender of

Any and All Outstanding 7.5% Notes Due 2014

In Exchange For

7.5% Notes Due 2014

Registered Under the Securities Act of 1933

Pursuant to the prospectus dated                     , 2007

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                     , 2007, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent is:

WILMINGTON TRUST COMPANY

By Certified or Registered Mail, Hand Delivery or Overnight Courier:	By Facsimile Transmission: (302) 636-4139

Rodney Square North 1100 North Market Street Wilmington, DE 19890 Attn: Alisha Clendaniel	Attn: Exchanges

For Information or Confirmation by Telephone: (302) 636-6470

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

The instructions set forth in this Letter of Transmittal (the “Letter of Transmittal”) should be read carefully before this Letter of Transmittal is completed. The undersigned acknowledges that he, she or it has received the prospectus dated                     , 2007 (the “Prospectus”), of American Railcar Industries, Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal, which together constitute the Company’s offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to $275,000,000 of its 7.5% Notes due 2014 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for an equal principal amount of its outstanding 7.5% Notes due 2014 (the “Old Notes”). Recipients of the Prospectus should read the requirements described in the Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus. In the event of any conflict between the Letter of Transmittal and the Prospectus, the Prospectus shall govern.

Please read this entire letter of transmittal carefully before completing.

This Letter of Transmittal is to be used by a holder of Old Notes if:

•	certificates representing tendered Old Notes are to be forwarded herewith; or

•	a tender is made pursuant to the guaranteed delivery procedures in the section of the prospectus entitled “Description of the exchange offer—Guaranteed delivery procedures.”

Holders that are tendering by book-entry transfer to the exchange agent’s account at the Depository Trust Company (“DTC”) can effect the tender through the Automated Tender Offer Program (“ATOP”) for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the exchange agent’s account at DTC. DTC will then send an agent’s message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an “Agent’s Message”) to the exchange agent for its acceptance. Transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

In order to complete this Letter of Transmittal properly, a holder of Old Notes must:

•	complete the box entitled, “Description of Old Notes Tendered”;

•	if appropriate, provide the information relating to guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;

•	sign the Letter of Transmittal by completing the box entitled “Sign Here To Tender Your Old Notes in the Exchange Offer”; and

•	complete IRS Form W-9.

Each holder of Old Notes should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

Holders of Old Notes who desire to tender their Old Notes for exchange and whose Old Notes are not immediately available or who cannot deliver their Old Notes, this Letter of Transmittal and all other documents required hereby to the exchange agent or complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “Description of the exchange offer—Guaranteed delivery procedures.” See Instruction 2 to this Letter of Transmittal. Delivery of documents to DTC does not constitute delivery to the exchange agent. In order to ensure participation in the Exchange Offer, Old Notes must be properly tendered prior to the Expiration Date.

Holders of Old Notes who wish to tender their Old Notes for exchange must complete columns (1) and (2) in the box below entitled “Description of Old Notes Tendered,” and sign the box below entitled “Sign Here To Tender Your Old Notes in the Exchange Offer.” If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes listed in column (2) below. If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes, column (3) must be completed in full. In such case, such holder of Old Notes should refer to Instruction 5.

The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Old Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to the Exchange Offer. The Exchange Offer is scheduled to expire at 5:00 p.m., New York City time, on                     , 2007, unless extended by the Company, in its sole discretion.

Only registered holders are entitled to tender their Old Notes for exchange in the Exchange Offer. Any financial institution that is a DTC participant and whose name appears on a security position listing as the record owner of the Old Notes and who wishes to make book-entry delivery of Old Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to tender such Old Notes for exchange. Persons who are beneficial owners of Old Notes but are not registered holders and who seek to tender Old Notes should:

•	contact the registered holder of such Old Notes and instruct such registered holder to tender on his, her or its behalf;

•

obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder or accompanied by a properly completed bond power from the registered holder, with signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an “Eligible Institution”); or

•

effect a record transfer of such Old Notes from the registered holder to such beneficial owner and comply with the requirements applicable to registered holders for tendering Old Notes prior to the Expiration Date.

See the section entitled “Description of the exchange offer—Procedures for tendering” in the Prospectus.

The undersigned hereby tenders for exchange the Old Notes described in the box below entitled “Description of Old Notes Tendered” pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF OLD NOTES TENDERED
	(1)	(2)	(3)
Name(s) and Address(es) of registered holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Old Notes Represented by Certificate(s)	Principal Amount of Old Notes Tendered for Exchange**

	Total Principal Amount Tendered:

*       Need not be completed if Old Notes are being tendered by book-entry transfer.

**     Unless otherwise indicated in column (3), any tendering holder will be deemed to have tendered the entire principal amount represented by the Old Notes indicated in column (2). See Instruction 5. The minimum permitted tender is $1,000 in principal, or face, amount of Old Notes at maturity. All other tenders must be in integral multiples of $1,000.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that guaranteed delivery:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO. COMPLETE THE FOLLOWING:

Name:

Delivery address:

SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS BELOW CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the Old Notes indicated above. Subject to, and effective upon, acceptance for purchase of the Old Notes tendered herewith, the undersigned hereby tenders, assigns, transfers and exchanges to the Company all right, title and interest in and to all such Old Notes tendered for exchange hereby.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as agent of the Company) with respect to such Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

•

deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in each such case, with all accompanying evidences of transfer and authenticity to the Company;

•	present and deliver such Old Notes for transfer on the books of the Company; and

•	receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility.

By tendering, each holder of Old Notes represents that the New Notes acquired in the exchange will be obtained in the ordinary course of such holder’s business, that such holder has no arrangement with any person to participate in the distribution of such New Notes, that such holder is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act and that such holder is not participating in, and does not intend to participate in, a distribution of the New Notes. The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “Commission”) as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holders are not “affiliates” of the Company within the meaning of Rule 405 under the Securities Act; (ii) such New Notes are acquired in the ordinary course of such holder’s business; and (iii) such holders are not engaged in, and do not intend to engage in, a distribution of the New Notes and have no arrangement or understanding with any person to participate in the distribution of the New Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a request for a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. Any broker-dealer and any holder who has an arrangement or understanding with any person to participate in the distribution of New Notes may not rely on the applicable interpretations of the staff of the Commission. Consequently, these holders must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

If the undersigned is a broker-dealer, it acknowledges that the Commission considers broker-dealers that acquired Old Notes directly from the Company, but not as a result of market-making activities or other trading activities, to be making a distribution of the New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes acquired by it as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy, and personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Old Notes properly tendered may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal.

The Exchange Offer is subject to certain conditions, each of which may be waived or modified by the Company, in whole or in part, at any time and from time to time, as described in the Prospectus under the caption “Description of the exchange offer—Conditions to the exchange offer.” The undersigned recognizes that as a result of such conditions, the Company may not be required to accept for exchange, or to issue New Notes in exchange for, any of the Old Notes properly tendered hereby. In such event, the tendered Old Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned at the address shown below the undersigned’s signature(s) unless otherwise indicated under “Special Issuance Instructions” below.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please issue the New Notes in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the book-entry account indicated above maintained at DTC, Euroclear or Clearstream. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any portion of any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail any certificates representing Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the holder(s) appearing under “Description of Old Notes Tendered.” The undersigned recognizes that the Company does not have any obligation pursuant to the Special Issuance Instructions, to transfer any Old Notes from the name of the holder thereof if the Company does not accept for exchange any of the Old Notes so tendered or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if (i) certificates for Old Notes not tendered and/or New Notes are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal, or (ii) Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC, Euroclear or Clearstream other than the account indicated above.

ISSUE TO:

Name(s):

(Please Print)

Address:

(Complete Accompanying Substitute Form W-9)

(Taxpayer Identification or Social Security Number)

Credit unexchanged Old Notes delivered by book-entry transfer to the DTC, Euroclear or Clearstream account set forth below:

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS

(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if certificates for Old Notes not tendered and/or New Notes are to be sent to someone other than the person(s) shown in the box entitled “Description of Old Notes Tendered” in this Letter of Transmittal.

MAIL TO:

Name(s):

(Please Print)

Address:

(Taxpayer Identification or Social Security Number)

SIGN HERE TO TENDER YOUR OLD NOTES IN THE EXCHANGE OFFER

(The following must be signed by the registered holder(s) of Old Notes exactly as name(s) appear(s) on certificate(s) representing the Old Notes or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.)

Signature(s) of holder(s) of Old Notes: X

Dated:

Area Code and Telephone Number:

(If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Capacity (Full Title):

Name(s):

(Please Print or Type)

Address:

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)

(If required—see Instructions 1 and 6)

Authorized Signature: X

Name:

(Please Type or Print)

Title:

Name of Firm:

Address:

Area Code and Telephone Number:

Dated:

IMPORTANT:	COMPLETE AND SIGN THE IRS FORM W-9 IN THIS LETTER OF TRANSMITTAL

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Guarantee of Signatures.    Signatures on this Letter of Transmittal need not be guaranteed if the Old Notes tendered hereby are tendered:

•

by the registered holder(s) of Old Notes thereof (including any participant in DTC, Euroclear or Clearstream whose name appears in a security position listing as the owner of the Old Notes), unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

•	for the account of a firm that is an Eligible Institution.

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. An Eligible Institution is defined as a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an institution that is a recognized member in good standing of a Medallion Signature Guarantee Program recognized by the exchange agent (i.e., the Securities Transfer Agent’s Medallion Program, the Stock Exchange’s Medallion Program and the New York Stock Exchange’s Medallion Signature Program).

Any beneficial owner of Old Notes who is not the registered holder (and is not a Euroclear, Clearstream or DTC Participant), and who seeks to tender Old Notes for exchange should:

•	contact the registered holder(s) of such Old Notes and instruct such registered holder(s) to tender on such beneficial owner’s behalf;

•

obtain and include with this Letter of Transmittal, Old Notes properly endorsed for transfer by the registered holder(s) or accompanied by a properly completed bond power from the registered holder(s) with signatures on the endorsement or bond power guaranteed by an Eligible Institution; or

•

effect a record transfer of such Old Notes from the registered holder(s) to such beneficial owner and comply with the requirements applicable to registered holder(s) for tendering Old Notes for exchange prior to the Expiration Date. See Instruction 6.

2. Delivery of this Letter of Transmittal and Certificates for Old Notes or Book-Entry Confirmations; Guaranteed Delivery Procedures.    A holder of Old Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the exchange agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below. Old Notes tendered hereby must be in denominations of principal, or face, amount of $1,000 at maturity and any integral multiple thereof.

This Letter of Transmittal is to be completed by registered holder(s) if certificates representing Old Notes are to be forwarded herewith. All physically delivered Old Notes, as well as a properly completed and duly executed Letters of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the exchange agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the exchange agent.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT’S MESSAGE BY A DTC, EUROCLEAR OR CLEARSTREAM PARTICIPANT, ARE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE.

IF DELIVERY IS BY MAIL, HOLDERS ARE ENCOURAGED TO USE PROPERLY INSURED REGISTERED MAIL, RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. EXCEPT AS OTHERWISE PROVIDED BELOW, DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY, DTC, EUROCLEAR OR CLEARSTREAM. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TENDERS FOR SUCH HOLDERS. SEE “DESCRIPTION OF THE EXCHANGE OFFER” SECTION OF THE PROSPECTUS.

The exchange agent will make a request to establish an account with respect to the Old Notes at DTC, Euroclear and Clearstream for purposes of the Exchange Offer promptly after the date of the Prospectus. Any financial institution that is a participant in DTC’s system may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the exchange agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) procedures for such transfer. Any participant in Euroclear or Clearstream may make book-entry delivery of Old Notes by causing Euroclear or Clearstream to transfer such Old Notes into the exchange agent’s account in accordance with established Euroclear or Clearstream procedures for transfer. However, although delivery of Old Notes may be effected through book-entry transfer at DTC, Euroclear or Clearstream, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the exchange agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be compiled with.

A Holder may tender Old Notes that are held through DTC by transmitting its acceptance through DTC’s ATOP, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the exchange agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC, Euroclear or Clearstream to, and received by, the exchange agent and forming part of the book-entry confirmation, which states that DTC, Euroclear or Clearstream has received an express acknowledgment from the participant tendering the Old Notes that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal, and that the Company may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgment from the tendering DTC, Euroclear or Clearstream participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

Holders of Old Notes held through Euroclear or Clearstream are required to use book-entry transfer pursuant to the standard operating procedures of Euroclear or Clearstream to accept the Exchange Offer and to tender their Old Notes. A computer-generated message must be transmitted to Euroclear or Clearstream in lieu of a Letter of Transmittal, in order to tender the Old Notes in the Exchange Offer.

DELIVERY OF THE AGENT’S MESSAGE BY DTC, EUROCLEAR OR CLEARSTREAM WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

A holder who desires to tender Old Notes for exchange, but

•	the certificates representing the holder’s Old Notes are not immediately available;

•	time will not permit this Letter of Transmittal, certificates representing Old Notes or other required documents to reach the exchange agent prior to the Expiration Date; or

•	the procedures for book-entry transfer cannot be completed prior to the Expiration Date;

may tender their Old Notes for exchange in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “Description of the exchange offer—Guaranteed delivery procedures.”

Pursuant to the guaranteed delivery procedures:

(a) such tender must be made by or through an Eligible Institution, as defined above;

(b) prior to the Expiration Date, the exchange agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile, mail or hand delivery) substantially in the form provided by the Company setting forth the name(s) and address(es) of the registered holder(s) of such Old Notes, the certificate number(s) and the principal amount of Old Notes being tendered for exchange and stating that the tender is being made thereby and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, a properly completed and duly executed Letter of Transmittal, or a facsimile thereof, together with certificates representing the Old Notes (or confirmation of book-entry transfer of such Old Notes into the exchange agent’s account with DTC and an Agent’s Message) and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the exchange agent; and

(c) this Letter of Transmittal or a facsimile thereof, properly completed together with duly executed certificates for all physically delivered Old Notes in proper form for transfer (or confirmation of book-entry transfer of such Old Notes into the exchange agent’s account with DTC as described above) and all other required documents must be received by the exchange agent within three (3) New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery.

All tendering holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Old Notes for exchange.

3. Inadequate Space.    If the space provided in the box entitled “Description of Old Notes Tendered” above is inadequate, the certificate numbers and principal amounts of Old Notes tendered should be listed on a separate signed schedule affixed hereto.

4. Withdrawal of Tenders.    A tender of Old Notes may be withdrawn at any time prior to the Expiration Date.

For a withdrawal to be effective:

•	the exchange agent must receive a written notice of withdrawal, which may be by telegram, telex, facsimile transmission or letter, at the address set forth above; or

•

for DTC, Euroclear or Clearstream participants, holders must comply with their respective standard operating procedures for electronic tenders and the exchange agent must receive an electronic notice of withdrawal from DTC, Euroclear or Clearstream.

Any notice of withdrawal must:

•	specify the name of the person having tendered the Old Notes to be withdrawn (the “Depositor”);

•	identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes);

•	include a statement that the Depositor is withdrawing his election to have such Old Notes exchanged;

•

be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered or as otherwise described above (including any required signature guarantees);

•	specify the name in which any such Old Notes are to be registered, if different from that of the Depositor; and

•

if the Old Notes have been tendered under the book-entry procedures, specify the name and number of the participant’s account at DTC, Euroclear or Clearstream to be credited, if different from that of the Depositor.

The exchange agent will return the properly withdrawn Old Notes without cost to the holder promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, in its sole discretion, and such determination will be final and binding on all parties.

Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the exchange agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption “Description of the exchange offer—Procedures for tendering” in the Prospectus at any time prior to the Expiration Date.

5. Partial Tenders (Not Applicable To Holders Of Old Notes Who Tender By Book-Entry Transfer).    Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal, or face, amount at maturity. If a tender for exchange is to be made with respect to less than the entire principal, or face, amount of any Old Notes, fill in the principal amount of Old Notes which are tendered for exchange in column (3) of the box entitled “Description of Old Notes Tendered,” as more fully described in the footnotes thereto. In the case of a partial tender by a holder, a new certificate, in fully registered form, for the remainder of the principal, or face, amount of the Old Notes, will be sent to the holder of Old Notes (unless otherwise indicated in the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions” above) promptly after the expiration or termination of the Exchange Offer.

6. Signatures on This Letter of Transmittal; Bond Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered for exchange hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are names in which certificates are held.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and submit proper evidence of its authority to so act satisfactory to the Company, unless waived by the Company, in its sole discretion.

If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless certificates for Old Notes not tendered or not accepted for exchange are to be issued or returned in the name of a person other than the registered holder(s) thereof. Signatures on such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes, the certificates representing such Old Notes must be properly endorsed for transfer by the registered holder or be accompanied by a properly completed bond power from the registered holder, in either case signed by such registered holder(s) exactly as the name(s) of the registered holder(s) of the Old Notes appear(s) on the certificates. Signatures on the endorsement or bond power must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7. Transfer Taxes.    Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder. If satisfactory evidence of the payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

8. Special Issuance and Delivery Instructions.    If the New Notes are to be issued or if any Old Notes not tendered or not accepted for exchange are to be issued or sent to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of the issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not accepted for exchange be credited to such account maintained at DTC, Euroclear or Clearstream as such holder may designate.

9. Irregularities.    All questions as to the forms of all documents and the validity of (including time of receipt) and acceptance of the tenders and withdrawals of Old Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding. Alternative, conditional or contingent tenders will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Old Notes that are not in proper form or the acceptance of which would, in its sole opinion, be unlawful. The Company also reserves the right to waive, in its sole discretion, any defects or irregularities as to any particular Old Notes. The Company’s interpretations of the form and procedures for tendering Old Notes in the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Old Notes must be cured within such time as the Company determines, unless waived by the Company, in its sole discretion. Tenders of Old Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Company or cured. Neither the Company, the exchange agent nor any other person will be under any duty to give notice of any defects or irregularities in tenders of Old Notes, or will incur any liability to registered holders of Old Notes for failure to give such notice.

10. Waiver of Conditions.    To the extent permitted by applicable law, the Company reserves the right to waive, in its sole discretion, any and all conditions to the Exchange Offer as described under “Description of the exchange offer—Conditions to the exchange offer” in the Prospectus, and accept for exchange any Old Notes tendered.

11. Tax Identification Number and Backup Withholding.    Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange or such holder’s assignee (in either case, the “Payee”), provide the Company (as payor) with such Payee’s correct Taxpayer Identification Number (“TIN”) on an IRS Form W-9 or otherwise establish a basis for exemption from backup withholding. Where the Payee is an individual, the Payee’s TIN is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for an exemption, such Payee may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding on all reportable payments made after the exchange. The backup withholding rate is 28%. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

To prevent backup withholding, each Payee must provide its correct TIN by completing the “IRS Form W-9” (attached), certifying that the TIN provided is correct (or that such Payee is awaiting a TIN) and that:

•	the Payee is exempt from backup withholding;

•	the Payee has not been notified by the IRS that such Payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

•	the IRS has notified the Payee that such Payee is no longer subject to backup withholding.

If the Payee does not have a TIN, such Payee should consult the attached instructions for IRS Form W-9 (the “W-9 Instructions”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN in Part 1 of the IRS Form W-9, and sign and date the IRS Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Payee writes “Applied For” on the IRS Form W-9, backup withholding will nevertheless apply to all reportable payments made to such Payee. If the Payee furnishes its TIN to the Company within 60 days, however, any amounts so withheld shall be refunded to such Payee. If, however, the Payee has not provided the Company with its TIN within such 60-day period, the Company will remit such previously retained amounts to the IRS as backup withholding. Note: Writing “Applied For” on the form means that the Payee has already applied for a TIN or that such Payee intends to apply for one in the near future.

If Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Instructions for information on which TIN to report.

Certain Payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements (“Exempt Payees”). To prevent possible erroneous backup withholding, Exempt Payees must still complete the IRS Form W-9, check the “Exempt from backup withholding” box in the line following the business name, and sign and date the form. See the W-9 Instructions for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed appropriate Form W-8, which can be obtained from the exchange agent.

12. Mutilated, Lost, Stolen or Destroyed Old Notes.    Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address or telephone number set forth on the cover of this Letter of Transmittal for further instructions.

13. Requests for Assistance or Additional Copies.    Requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the exchange agent at its address set forth on the cover of this Letter of Transmittal.

IMPORTANT:	THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES FOR TENDERED OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

The Information Agent for the offer is:

Wilmington Trust Company

Rodney Square North

1100 North Market Street

Wilmington, DE 19890

Attn: Alisha Clendaniel

By Phone: (302) 636-6470

By Facsimile: (302) 636-4139

REQUESTER’S NAME: Wilmington Trust Company

SUBSTITUTE

FORM W-9

Department of

the Treasury

Internal

Revenue Service (IRS)

Payer’s Request for

Taxpayer Identification

Number (TIN)

Please fill in your name and address below.

Name

Business Name

Address (number and street)

City, State and Zip Code

Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.	Social Security Number OR Taxpayer Identification Number ☐ Exempt

Check appropriate box: ☐    Disregarded Entity ☐    Individual/Sole Proprietor

☐ Corporation    ☐ Partnership    ☐ Other

(If you are an LLC, check the box marked “Other”, write LLC, and also check one of the other boxes to indicate your tax status (e.g., disregarded entity, individual/sole proprietor, corporation, partnership).

Part 2—Certification—Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (as defined for U.S. federal income tax purposes).

Certification Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”.

Signature:                                              Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature:                                              Date:

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

U.S. person. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1.  Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2.  Certify that you are not subject to backup withholding, or

3.  Claim exemption from backup withholding if you are a U.S. exempt payee.

In 3 above, if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

For federal tax purposes you are considered a U.S. person if you are:

An individual who is a citizen or resident of the United States,

A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

Any estate (other than a foreign estate) or trust. See Regulations sections 301.7701-6(a) and 7(a) for additional information.

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

The U.S. owner of a disregarded entity and not the entity.

The U.S. grantor or other owner of a grantor trust and not the trust, and

The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1.  The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2.  The treaty article addressing the income.

3.  The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4.  The type and amount of income that qualifies for the exemption from tax.

5.  Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9—(Continued)

who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments (after December 31, 2002). This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1.  You do not furnish your TIN to the requester, or

2.  You do not certify your TIN when required (see the Part II instructions below for details), or

3.  The IRS tells the requester that you furnished an incorrect TIN, or

4.  The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5.  You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only). Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules regarding partnerships above.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name. If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.

Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9—(Continued)

Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.

Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt” box under the taxpayer identification number and sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1.  An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2.  The United States or any of its agencies or instrumentalities,

3.  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.  A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5.  An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include:

6.  A corporation,

7.  A foreign central bank of issue,

8.  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9.   A futures commission merchant registered with the Commodity Futures Trading Commission,

10.  A real estate investment trust,

11.  An entity registered at all times during the tax year under the Investment Company Act of 1940,

12.  A common trust fund operated by a bank under section 584(a),

13.  A financial institution,

14.  A middleman known in the investment community as a nominee or custodian, or

15.  A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

IF the payment is for	THEN the payment is exempt for
Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5

Payments over $600 required to be reported and direct sales over $5,000(1)	Generally, exempt recipients 1 through 7(2)
(1)	See Form 1099-MISC, Miscellaneous Income, and its instructions.
(2)	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a Federal executive agency.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9—(Continued)

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), enter your SSN (or EIN, if you have one).

If the LLC is a corporation, partnership, etc., enter the entity’s EIN.

Note. See the chart below for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding above.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9—(Continued)

distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

	For this type of account:	Give name and SSN of:
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)
	For this type of account:	Give name and EIN of:
6.	Sole proprietorship or single-owner LLC	The owner(3)

7.	A valid trust, estate, or pension trust	Legal entity(4)

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s SSN.
(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, IRS encourages you to use your SSN.
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.